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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 1, 2001

                       Lehman ABS Corporation on behalf of
            CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-11 TRUST


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             (Exact Name of Registrant as Specified in Its Charter)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001       Series 2001-1 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001       Series 2001-2 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001       Series 2001-3 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001       Series 2001-4 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001       Series 2001-5 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001          Series 2001-6 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001          Series 2001-7 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001          Series 2001-8 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001         Series 2001-9 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001         Series 2001-10 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001         Series 2001-11 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001          Series 2001-12 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001         Series 2001-14 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001         Series 2001-15 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001            Series 2001-16 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001            Series 2001-17 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001            Series 2001-18 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001           Series 2001-19 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001           Series 2001-20 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001           Series 2001-21 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001           Series 2001-22 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001           Series 2001-23 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001           Series 2001-24 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001          Series 2001-25 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001          Series 2001-26 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001          Series 2001-27 Trust
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         Delaware                     333-32105-03              13-3447441
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                   Number)            Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2510

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

On July 1, 2001, distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-11 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending July 1, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2001


                                          Lehman ABS Corporation


                                          By: /s/ ReneCanezin
                                                  -----------------------
                                          Name:   Rene Canezin
                                          Title:  Senior Vice President

                                  EXHIBIT INDEX


Exhibit Number             Description
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      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending July 1, 2001.